SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        --------------------------------

         Date of Report (Date of earliest event reported): June 29, 1999


                           FPIC INSURANCE GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


         1-11983                                          59-3359111
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(Commission File Number)                       (IRS Employer Identification No.)


          1000 Riverside Avenue, Suite 800, Jacksonville, Florida 32204
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                    (Address of Principal Executive Offices)


                                 (904) 354-5910
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              (Registrant's Telephone Number, Including Area Code)






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Item 5.  Other Events

         On June 29, 1999, the Board of Directors of FPIC Insurance Group, Inc. (the "Company") approved the extension, for an additional period of twelve months, of its previously announced program to repurchase up to 500,000 shares of the Company's common stock. As of July 1, 1999, 71,000 shares have been repurchased.

         The Company's press release, which further describes the Company's repurchase program, is attached hereto as an exhibit and is incorporated by reference hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of business acquired:  Not applicable.

         (b)  Pro forma financial information:  Not applicable.

         (c)  Exhibits:

               (99) FPIC Insurance Group, Inc. Press Release dated July 7, 1999.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FPIC INSURANCE GROUP, INC.


Date:    July 7, 1999                        By: /s/ Robert B. Finch
						-------------------------------
                                                   Robert B. Finch
                                                   Executive Vice President and
                                                   Chief Financial Officer





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                                  EXHIBIT INDEX

         Exhibit Number

         (99) FPIC Insurance Group, Inc. Press Release dated July 7, 1999.






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